UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03757

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

ANNUAL REPORT May 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022, through May 31, 2023, as provided by Portfolio Managers Jeffrey Burger and Thomas Casey of Insight North America LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended May 31, 2023, BNY Mellon California AMT-Free Municipal Bond Fund Inc.’s (the “fund”) Class A shares produced a total return of −.38%, Class C shares returned −1.16%, Class I shares returned −.07%, Class Y shares returned −.29% and Class Z shares returned −.18%.1 In comparison, the Bloomberg Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within California, achieved a total return of .49% for the same period.2

During the reporting period, municipal bonds posted minimal gains. The fund underperformed the Index primarily due to overweight positions in certain revenue bond segments and to certain curve-positioning decisions.

The Fund’s Investment Approach

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and California state income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Insight North America LLC, the fund’s sub-adviser. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by the fund’s sub-adviser. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.

Market Gains as Inflation Retreats, Rate Hikes Ease

During the reporting period, the municipal bond market experienced volatility driven by economic uncertainty, rising inflation and geopolitical risk. While employment remained strong, the outcome of the Federal Reserve’s (the “Fed”) tightening policy was uncertain, with investors fearing that an economic slowdown was becoming more likely. Toward the end of the period, inflation began to ease, and investors began to anticipate the end of the Fed’s rate hikes, but economic data remained mixed, causing the market to meander. Uncertainty regarding the outcome of the stalemate on the federal debt ceiling also hindered the market.

Inflation measures stayed near multidecade highs during the first part of the reporting period, while the Fed continued increasing the federal funds rate, raising it eight times between June 1, 2022 and May 31, 2023. Toward the end of the period, the Fed began to moderate these increases, hiking by just 25 basis points in February, March and May 2023. By the end of the period, the federal funds target rate was 5.00%–5.25%, up from 0.75%–1.00% at the start of the period.

Fears that the economy could slow were realized when the first quarter GDP figures were released in April 2022 showing the economy declined somewhat. A still-strong labor market, however, suggested that the economy could rebound, but second quarter data showed that the economy shrank again, making for two-consecutive quarters of decline.

The economy rebounded in the third and fourth quarter of 2022, however, posting gains of 3.2% and 2.6%, respectively. Growth continued in the first quarter of 2023, with the economy expanding 1.3%.

For much of the period, the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds. The need for fund managers to meet redemptions only added to the downward momentum.

While headwinds prevailed over most of the period, credit fundamentals in the municipal market remained strong. In addition, turmoil resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Late in 2022 and into 2023, municipal bonds began to rebound as inflation abated, economic indicators suggested a recession was on the horizon, and investors began to anticipate the end of the Fed’s rate-hiking cycle. A perception that the stress on regional banks resulting from the banking crisis would help slow the economy also supported the market. For a time, the stalemate in Congress over the federal debt ceiling also gave investors pause as the outcome appeared uncertain. Nevertheless, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, buoyed the market.

Revenue Bonds Detracted from Returns

The fund’s underperformance versus the Index was driven largely by asset allocation decisions. An overweight to revenue bonds hampered relative returns, especially in the hospital segment. The fund’s curve positioning also detracted from performance as holdings among longer-dated bonds lagged the performance of intermediate bonds.

In contrast, the fund’s overweight positions in certain segments proved beneficial. Positions in the transportation, tobacco and water & sewer segments were the primary contributors. The fund did not make use of derivatives during the period.

Optimism as the Fed Nears the End of the Rate-Hiking Cycle

We remain optimistic about the municipal bond market, in part because we believe the Fed’s aggressive interest-rate hikes, which have hindered the market over the past 12 months, appear to be nearing an end. While we do not expect the Fed to begin easing monetary

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

policy in 2023, as clarity emerges on its timeline for ending rate hikes, the market is likely to benefit. In addition, we believe that in the near term we believe technical factors will also provide support as supply is likely to remain constrained, and demand is likely to remain strong. In any case, the appeal of municipal bonds will only be enhanced by the strong fundamentals enjoyed by the market generally.

June 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y and Class Z (which is closed to new investors) shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Municipal income may be subject to state and local taxes. Some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are taxable. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.

Legislative changes, state and local economic and business developments, may adversely affect the yield and/or value of municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, maturity of the obligation, and the rating of the issue.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. on 5/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares and Class Z shares. The Index is not limited to investments principally in California municipal obligations. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. on 5/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is not limited to investments principally in California municipal obligations. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	10/21/04	-4.85%	-.39%	1.19%
without sales charge	10/21/04	-.38%	.54%	1.66%
Class C shares
with applicable redemption charge †	10/21/04	-2.13%	-.22%	.89%
without redemption	10/21/04	-1.16%	-.22%	.89%
Class I shares	12/15/08	-.07%	.80%	1.91%
Class Y shares	7/1/13	-.29%	.72%	1.87%††
Class Z shares	7/26/83	-.18%	.75%	1.87%
Bloomberg U.S. Municipal Bond Index		.49%	1.65%	2.28%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon California AMT-Free Municipal Bond Fund, Inc. from December 1, 2022 to May 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.52	$8.37	$3.37	$3.37	$3.47
Ending value (after expenses)	$1,015.40	$1,011.40	$1,017.30	$1,015.90	$1,016.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.53	$8.40	$3.38	$3.38	$3.48
Ending value (after expenses)	$1,020.44	$1,016.60	$1,021.59	$1,021.59	$1,021.49
†

Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.67% for Class C, .67% for Class I, .67% for Class Y and .69% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.3%
Collateralized Municipal-Backed Securities - 1.3%
California Housing Finance Agency, Revenue Bonds (Green Bond) (Noble Towers Apartment) (Insured; Federal National Mortgage Association)	2.35	12/1/2035	4,722,245		4,063,712
California Housing Finance Agency, Revenue Bonds, Ser. A	4.25	1/15/2035	4,244,825		4,214,161
Total Bonds and Notes (cost $9,614,067)			8,277,873

Long-Term Municipal Investments - 98.8%
California - 98.3%
ABAG Finance Authority for Nonprofit Corp., Revenue Bonds, Refunding (Sharp HealthCare Obligated Group) Ser. A	5.00	8/1/2043	13,250,000		13,255,779
Alameda Corridor Transportation Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2052	2,500,000		2,687,705
Alameda County Oakland Unified School District, GO, Ser. A	5.00	8/1/2025	2,500,000	[a]	2,604,537
Allan Hancock Joint Community College District, GO, Ser. C	5.60	8/1/2047	11,375,000	[b]	7,921,003
Anaheim Community Facilities District, Special Tax Bonds, Refunding	4.00	9/1/2046	1,690,000		1,496,449
Anaheim Community Facilities District, Special Tax Bonds, Refunding	4.00	9/1/2041	4,325,000		3,942,393
California, GO	4.00	11/1/2035	1,000,000		1,047,190
California, GO, Refunding	4.00	10/1/2050	2,000,000		1,971,122
California, GO, Refunding	5.00	4/1/2042	1,500,000		1,676,897
California, GO, Refunding	5.00	4/1/2042	2,000,000		2,128,633
California, GO, Refunding	5.00	8/1/2036	7,000,000		7,371,122
California, GO, Refunding	5.00	4/1/2035	3,000,000		3,309,671
California, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/2032	5,000,000		5,977,233
California Community Choice Financing Authority, Revenue Bonds (Green Bond) (Clean Energy Project)	4.00	12/1/2027	2,000,000	[c]	2,001,138

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
California Community Choice Financing Authority, Revenue Bonds (Green Bond) (Clean Energy Project)	5.25	10/1/2031	5,000,000	[c]	5,229,830
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	10,500,000	[c]	10,415,777
California County Tobacco Securitization Agency, Revenue Bonds, Refunding	5.00	6/1/2034	5,000,000		5,000,931
California County Tobacco Securitization Agency, Revenue Bonds, Refunding (Sonoma County Securitization Corp.)	4.00	6/1/2049	1,000,000		918,080
California County Tobacco Securitization Agency, Revenue Bonds, Refunding (Sonoma County Securitization Corp.)	5.00	6/1/2049	810,000		814,413
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		1,606,640
California Educational Facilities Authority, Revenue Bonds (Chapman University)	5.00	4/1/2040	5,000,000		5,086,761
California Educational Facilities Authority, Revenue Bonds (Chapman University)	5.00	4/1/2045	2,305,000		2,337,504
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2037	1,500,000		1,563,879
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2036	3,845,000		4,025,822
California Educational Facilities Authority, Revenue Bonds, Refunding (Occidental College)	5.00	10/1/2045	500,000		514,718
California Educational Facilities Authority, Revenue Bonds, Refunding (Pooled College & University Projects) Ser. A	5.63	7/1/2023	20,000		20,035
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	4.00	11/15/2045	6,000,000		5,555,948

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
California Health Facilities Financing Authority, Revenue Bonds (Sutter Health Obligated Group) Ser. A	5.00	11/15/2048	3,000,000		3,085,343
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System/West Obligated Group) Ser. A	4.00	3/1/2039	2,665,000		2,493,881
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	2,000,000		2,001,475
California Health Facilities Financing Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	4.00	4/1/2045	3,000,000		2,833,237
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	10/1/2030	3,500,000		3,584,479
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	10/1/2031	4,430,000		4,530,978
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2023	6,500,000	[a]	6,507,470
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care Obligated Group) Ser. A	5.00	11/15/2037	3,360,000		3,597,017
California Housing Finance Agency, Revenue Bonds, Ser. 2	4.00	3/20/2033	2,835,651		2,739,186
California Housing Finance Agency, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	2,904,047		2,698,360
California Housing Finance Agency, Revenue Bonds, Ser. A	3.25	8/20/2036	4,885,759		4,368,452
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group)	5.00	11/1/2049	1,500,000		1,532,034

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group)	5.00	11/1/2044	625,000		642,107
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group)	5.00	11/1/2039	550,000		570,925
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Portfolio Project)	5.00	1/1/2055	1,000,000	[d]	761,624
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Portfolio Project) Ser. A-1	5.00	1/1/2056	1,250,000	[d]	951,257
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (Academy of Motion Pictures Arts & Sciences Obligated Group)	5.00	11/1/2041	2,250,000		2,263,682
California Municipal Finance Authority, Revenue Bonds (Aldersly Project) Ser. B2	3.75	11/15/2028	2,990,000		2,993,424
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	1,500,000		1,504,221
California Municipal Finance Authority, Revenue Bonds (California Baptist University) Ser. A	5.00	11/1/2046	2,500,000	[d]	2,393,781
California Municipal Finance Authority, Revenue Bonds (Channing House Project) Ser. B	5.00	5/15/2047	2,500,000		2,607,747
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	4.00	5/15/2032	1,155,000		1,183,287
California Municipal Finance Authority, Revenue Bonds (HumanGood California Obligated Group)	4.00	10/1/2049	2,000,000		1,775,941
California Municipal Finance Authority, Revenue Bonds (Insured; Build America Mutual)	5.00	5/15/2044	1,890,000		1,969,756
California Municipal Finance Authority, Revenue Bonds (Insured; Build America Mutual)	5.00	5/15/2043	3,040,000		3,174,361

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions APM Project)	5.00	12/31/2035	1,500,000		1,552,932
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions APM Project)	5.00	6/30/2031	3,100,000		3,266,049
California Municipal Finance Authority, Revenue Bonds (The Palmdale Aerospace Academy Project)	5.00	7/1/2046	2,170,000	[d]	2,000,247
California Municipal Finance Authority, Revenue Bonds (The Palmdale Aerospace Academy Project)	5.00	7/1/2041	1,750,000	[d]	1,671,702
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	5,000,000		4,872,997
California Municipal Finance Authority, Revenue Bonds, Refunding (Biola University)	5.00	10/1/2039	1,000,000		1,017,598
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers) Ser. A	5.00	2/1/2036	1,000,000		1,036,462
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers) Ser. A	5.00	2/1/2037	1,000,000		1,032,223
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. A	5.00	7/1/2042	3,500,000		3,561,906
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. A	5.00	7/1/2037	1,000,000		1,025,940
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. A	5.00	7/1/2036	1,100,000		1,134,631
California Municipal Finance Authority, Revenue Bonds, Refunding (Eisenhower Medical Center) Ser. B	5.00	7/1/2042	2,500,000		2,544,219

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood California Obligated Group) Ser. A	5.00	10/1/2044	2,000,000		2,032,646
California Municipal Finance Authority, Revenue Bonds, Refunding (Town & Country Manor of the Christian & Missionary Alliance)	5.00	7/1/2034	1,720,000		1,917,919
California Municipal Finance Authority, Revenue Bonds, Refunding (Town & Country Manor of the Christian & Missionary Alliance)	5.00	7/1/2049	2,100,000		2,210,012
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2048	9,115,000	[d]	7,970,294
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	3,000,000	[c]	2,972,669
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2046	1,000,000	[d]	892,251
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2036	500,000	[d]	486,624
California Public Finance Authority, Revenue Bonds (Hoag Memorial Hospital Presbyterian Obligated Group) Ser. A	4.00	7/15/2051	3,000,000		2,900,335
California Public Finance Authority, Revenue Bonds (Hoag Memorial Hospital Presbyterian Obligated Group) Ser. A	5.00	7/15/2046	2,000,000		2,171,477
California Public Finance Authority, Revenue Bonds, Refunding (Henry Mayo Newhall Hospital Obligated Group)	5.00	10/15/2047	3,000,000		2,983,775
California School Finance Authority, Revenue Bonds (Alliance for College-Ready Public Schools Obligated Group) Ser. A	5.00	7/1/2045	3,500,000	[d]	3,512,987
California School Finance Authority, Revenue Bonds (Granada Hills Charter High School Obligated Group)	5.00	7/1/2043	1,255,000	[d]	1,258,843

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
California School Finance Authority, Revenue Bonds (Granada Hills Charter High School Obligated Group)	5.00	7/1/2049	1,100,000	[d]	1,092,081
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	1,650,000	[d]	1,615,017
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[d]	604,196
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	875,000	[d]	881,434
California School Finance Authority, Revenue Bonds (Kipp SoCal Public Schools Obligated Group) Ser. A	5.00	7/1/2049	1,650,000	[d]	1,663,726
California School Finance Authority, Revenue Bonds (KIPP Social Projects) Ser. A	4.00	7/1/2050	1,135,000	[d]	966,623
California School Finance Authority, Revenue Bonds, Refunding (Aspire Public Schools Obligated Group)	5.00	8/1/2041	1,600,000	[d]	1,588,842
California School Finance Authority, Revenue Bonds, Refunding (Aspire Public Schools Obligated Group)	5.00	8/1/2025	150,000	[a,d]	155,792
California School Finance Authority, Revenue Bonds, Refunding (Classical Academies Oceans) Ser. A	5.00	10/1/2052	1,500,000	[d]	1,482,593
California Statewide Communities Development Authority, Revenue Bonds (Enloe Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	8/15/2052	1,000,000		1,060,888
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.50	12/1/2058	1,500,000	[d]	1,435,026
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	5,250,000	[d]	5,262,575

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
California Statewide Communities Development Authority, Revenue Bonds, Refunding (American Baptist Homes)	5.00	10/1/2045	3,550,000		3,568,478
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2032	1,855,000	[d]	1,891,684
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	700,000	[d]	690,851
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Cottage Health System Obligated Group)	5.00	11/1/2024	4,000,000	[a]	4,095,631
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2051	5,500,000		4,841,518
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	4,555,000		4,610,323
California Statewide Communities Development Authority, Revenue Bonds, Refunding (John Muir Health) Ser. A	5.00	8/15/2041	1,200,000		1,240,463
California University, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2038	5,000,000		5,324,839
Eastern Municipal Water District Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2037	1,500,000		1,687,091
Escondido Union High School District, GO, Ser. C	0.00	8/1/2046	3,000,000	[e]	1,034,784
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M049	3.05	4/15/2034	4,665,000		4,186,239
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. MO50	3.05	6/15/2037	5,890,000	[d]	5,202,433
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	0.00	1/15/2035	10,000,000	[e]	6,442,611

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Ser. A	4.00	1/15/2046	1,500,000		1,421,862
Fresno Joint Powers Financing Authority, Revenue Bonds, Refunding (Master Lease Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	4/1/2037	850,000		901,762
Fresno Joint Powers Financing Authority, Revenue Bonds, Refunding (Master Lease Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	4/1/2035	1,000,000		1,071,619
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2026	2,500,000		2,655,382
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2027	8,000,000	[a]	8,688,897
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2051	3,500,000		3,647,440
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B2	0.00	6/1/2066	47,000,000	[e]	4,774,439
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2026	3,265,000	[e]	2,931,078
Grossmont Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2023	4,850,000	[e]	4,821,684
Hesperia Community Redevelopment Agency, Tax Allocation Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2034	3,255,000		3,553,618
Hesperia Community Redevelopment Agency, Tax Allocation Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2035	6,835,000		7,421,857
Imperial Irrigation District Electric System, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2037	2,500,000		2,616,298
Imperial Irrigation District Electric System, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2038	1,800,000		1,881,280

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
Irvine, Special Tax Bonds (Community Facilities District No. 2013-3)	5.00	9/1/2048	4,250,000	4,316,122
Irvine, Special Tax Bonds (Community Facilities District No. 2013-3)	5.00	9/1/2044	2,500,000	2,513,464
Irvine, Special Tax Bonds (Community Facilities District No. 2013-3)	5.00	9/1/2043	2,500,000	2,551,784
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) (Insured; Build America Mutual) Ser. A	4.00	9/1/2044	1,110,000	1,090,472
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) Ser. A	5.00	9/1/2042	400,000	406,707
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) Ser. B	5.00	9/1/2042	990,000	1,006,599
Irvine Unified School District, Special Tax Bonds (Community Facilities District No. 09-1) Ser. C	5.00	9/1/2042	995,000	1,011,683
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	5,000,000	4,751,220
Jurupa Public Financing Authority, Special Tax Bonds, Refunding, Ser. A	5.00	9/1/2042	3,420,000	3,456,837
Lancaster Redevelopment Agency, Tax Allocation Bonds, Refunding (Comb Redevelopment Project Areas) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2033	1,200,000	1,277,773
Lodi Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2030	1,275,000	1,401,744
Long Beach Harbor, Revenue Bonds, Ser. D	5.00	5/15/2042	3,500,000	3,599,573
Los Angeles Community Facilities District, Special Tax Bonds, Refunding (Playa Vista)	5.00	9/1/2029	1,165,000	1,200,390
Los Angeles Community Facilities District, Special Tax Bonds, Refunding (Playa Vista)	5.00	9/1/2030	1,090,000	1,123,886
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2032	16,985,000	18,303,063

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2028	4,215,000		4,494,903
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2027	2,370,000		2,493,247
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. C	5.00	5/15/2038	4,500,000		4,644,383
Los Angeles Department of Water & Power, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,500,000		1,650,425
Los Angeles Department of Water & Power, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2050	5,000,000		5,393,014
Los Angeles Department of Water & Power, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2045	4,000,000		4,331,973
Norman Y. Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2029	1,795,000		1,875,204
Norman Y. Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2042	2,550,000		2,655,841
Northern California Transmission Agency, Revenue Bonds, Refunding (California-Oregon Transmission Project) Ser. A	5.00	5/1/2038	1,565,000		1,644,108
Northern California Transmission Agency, Revenue Bonds, Refunding (California-Oregon Transmission Project) Ser. A	5.00	5/1/2039	1,500,000		1,573,821
Oakland Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. TE	5.00	9/1/2036	3,000,000		3,120,508
Orange County Community Facilities District, Special Tax Bonds (Esencia Village) Ser. A	5.00	8/15/2047	1,000,000		1,020,185
Orange County Community Facilities District, Special Tax Bonds (Esencia Village) Ser. A	5.00	8/15/2042	3,000,000		3,086,991
Orange County Community Facilities District, Special Tax Bonds (Esencia Village) Ser. A	5.00	8/15/2041	6,000,000		6,102,735
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2047	2,000,000		2,026,606
Palomar Community College District, GO, Ser. B	6.38	8/1/2045	16,615,000	[b]	14,469,877
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2026	1,845,000		1,911,810

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
Palomar Health, Revenue Bonds, Refunding (Palomar Health & Arch Health Partners Obligated Group)	5.00	11/1/2042	5,000,000	5,035,298
Peralta Community College District, GO, Refunding, Ser. A	4.00	8/1/2039	5,000,000	4,913,747
Perris Union High School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	9/1/2036	1,850,000	1,889,997
Perris Union High School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	9/1/2035	1,740,000	1,799,558
Pomona Redevelopment Agency, Tax Allocation Bonds, Refunding, Ser. Y	5.50	5/1/2032	2,765,000	3,111,976
Pomona Unified School District, GO (Insured; Build America Mutual) Ser. F	5.00	8/1/2039	2,000,000	2,029,869
Port of Los Angeles, Revenue Bonds, Refunding, Ser. B	5.00	8/1/2039	2,050,000	2,081,247
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2037	1,750,000	1,716,206
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2041	3,250,000	3,367,192
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2036	1,375,000	1,492,699
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2035	1,000,000	1,094,210
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	6,120,000	6,488,575
Sacramento County Airport System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2028	5,615,000	5,959,051
Sacramento North Natomas Community Facilities District No. 4, Special Tax Bonds, Refunding, Ser. E	5.25	9/1/2026	2,760,000	2,771,352
Sacramento Unified School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. G	4.00	8/1/2044	1,000,000	982,799
San Diego Association of Governments, Revenue Bonds, Ser. A	5.00	7/1/2042	6,000,000	6,251,294
San Diego Association of Governments, Revenue Bonds, Ser. A	5.00	7/1/2038	2,000,000	2,111,602

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
San Diego County Regional Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2042	3,000,000	3,134,863
San Diego County Regional Airport Authority, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2044	1,000,000	929,108
San Diego County Regional Airport Authority, Revenue Bonds, Ser. A	4.00	7/1/2051	5,000,000	4,739,259
San Francisco Bay Area Rapid Transit District, Revenue Bonds, Ser. A	4.00	7/1/2037	2,500,000	2,544,314
San Francisco City & County, GO, Ser. C1	4.00	6/15/2037	3,710,000	3,808,803
San Francisco City & County Airport Commission, Revenue Bonds, Refunding (SFO Fuel Co.) Ser. A	5.00	1/1/2027	2,000,000	2,089,234
San Francisco City & County Airport Commission, Revenue Bonds, Refunding (SFO Fuel Co.) Ser. A	5.00	1/1/2047	4,000,000	4,117,800
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2048	5,000,000	5,093,303
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. E	5.00	5/1/2040	9,905,000	10,334,616
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.) Ser. B	5.00	8/1/2043	1,100,000	1,135,953
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Refunding (Mission Bay North Redevelopment Project) Ser. A	5.00	8/1/2036	1,555,000	1,634,571
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Refunding (Mission Bay South Redevelopment Project) (Insured; National Public Finance Guarantee Corp.) Ser. C	5.00	8/1/2041	1,750,000	1,812,035
San Jose Evergreen Community College District, GO, Ser. C	4.00	9/1/2043	2,500,000	2,515,215
San Mateo Foster Public Financing Authority, Revenue Bonds	4.00	8/1/2039	1,500,000	1,510,759
San Mateo Foster Public Financing Authority, Revenue Bonds	4.00	8/1/2037	2,200,000	2,240,805

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
Santa Margarita Water District, Special Tax Bonds (Community Facilities District No. 2013-1)	5.63	9/1/2043	6,720,000		6,756,368
Santa Margarita Water District, Special Tax Bonds, Refunding (Community Facilities District No. 99-1) Ser. B	5.00	9/1/2027	1,945,000		1,979,787
South San Francisco Unified School District, GO	4.00	9/1/2052	10,000,000		9,786,552
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	5,750,000		5,959,462
Stockton Unified School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2038	2,500,000		2,529,355
Tender Option Bond Trust Receipts (Series 2016-XM0375), (Riverside County Transportation Commission, Revenue Bonds, Refunding) Non- Recourse, Underlying Coupon Rate (%) 5.25	5.09	6/1/2039	7,500,000	[d,f,g]	7,500,000
Tender Option Bond Trust Receipts (Series 2019-XF0761), (Los Angeles Department of Harbors, Revenue Bonds, Refunding (Green Bond)) Non-Recourse, Underlying Coupon Rate (%) 4.00	2.25	8/1/2039	10,000,000	[d,f,g]	10,020,999
Tender Option Bond Trust Receipts (Series 2019-XF0762), (California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health)) Non-Recourse, Underlying Coupon Rate (%) 5.00	5.57	11/15/2046	12,275,000	[d,f,g]	12,781,332
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2035	650,000		662,092
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2039	1,900,000		1,908,469
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2032	695,000		724,599
Tulare Local Health Care District, GO, Refunding (Insured; Build America Mutual)	4.00	8/1/2033	1,500,000		1,556,188

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 98.3% (continued)
University of California, Revenue Bonds, Refunding, Ser. BH	4.00	5/15/2040	3,000,000	3,017,433
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. L	4.00	5/15/2044	3,000,000	2,947,638
Vernon Electric System, Revenue Bonds, Ser. A	5.00	10/1/2027	1,500,000	1,560,299
Vernon Electric System, Revenue Bonds, Ser. A	5.00	4/1/2027	1,750,000	1,809,562
Yosemite Community College District, GO, Ser. D	0.00	8/1/2031	5,545,000	[e] 4,179,796
				615,209,116
U.S. Related - .5%
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	1,900,000	2,015,639
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	1,000,000	1,046,402
				3,062,041
Total Long-Term Municipal Investments (cost $652,860,485)			618,271,157
Total Investments (cost $662,474,552)			100.1%	626,549,030
Liabilities, Less Cash and Receivables			(0.1%)	(366,262)
Net Assets			100.0%	626,182,768

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities were valued at $76,734,814 or 12.25% of net assets.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	14.5
Airport	13.1
General Obligation	11.1
Education	10.1
General	9.0
Special Tax	7.6
Transportation	5.8
Nursing Homes	4.5
School District	4.4
Multifamily Housing	4.4
Tobacco Settlement	4.1
Prerefunded	3.5
Power	2.6
Development	2.3
Housing	1.3
Water	1.1
Utilities	.7
100.1

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	662,474,552	626,549,030
Cash		16,156,390
Interest receivable		6,869,887
Receivable for shares of Common Stock subscribed		1,022,309
Prepaid expenses		43,750
		650,641,366
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		297,335
Payable for inverse floater notes issued—Note 4		20,455,000
Payable for investment securities purchased		2,990,000
Payable for shares of Common Stock redeemed		435,490
Interest and expense payable related to inverse floater notes issued—Note 4		174,413
Directors’ fees and expenses payable		5,081
Other accrued expenses		101,279
		24,458,598
Net Assets ($)		626,182,768
Composition of Net Assets ($):
Paid-in capital		661,939,454
Total distributable earnings (loss)		(35,756,686)
Net Assets ($)		626,182,768

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	70,231,865	4,056,137	52,738,788	9,869	499,146,109
Shares Outstanding	5,290,896	305,645	3,975,157	743.97	37,601,185
Net Asset Value Per Share ($)	13.27	13.27	13.27	13.27	13.27

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2023

Investment Income ($):
Interest Income	22,150,199
Expenses:
Management fee—Note 3(a)	3,419,151
Shareholder servicing costs—Note 3(c)	632,881
Interest and expense related to inverse floater notes issued—Note 4	604,450
Professional fees	102,178
Registration fees	77,534
Directors’ fees and expenses—Note 3(d)	69,360
Distribution fees—Note 3(b)	35,078
Prospectus and shareholders’ reports	23,429
Chief Compliance Officer fees—Note 3(c)	19,511
Loan commitment fees—Note 2	15,408
Custodian fees—Note 3(c)	9,625
Miscellaneous	47,317
Total Expenses	5,055,922
Less—reduction in expenses due to undertaking—Note 3(a)	(166,060)
Less—reduction in fees due to earnings credits—Note 3(c)	(45,085)
Net Expenses	4,844,777
Net Investment Income	17,305,422
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,842,567)
Net change in unrealized appreciation (depreciation) on investments	(16,963,081)
Net Realized and Unrealized Gain (Loss) on Investments	(19,805,648)
Net (Decrease) in Net Assets Resulting from Operations	(2,500,226)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2023	2022
Operations ($):
Net investment income	17,305,422	19,549,528
Net realized gain (loss) on investments	(2,842,567)	891,836
Net change in unrealized appreciation (depreciation) on investments	(16,963,081)	(83,613,818)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,500,226)	(63,172,454)
Distributions ($):
Distributions to shareholders:
Class A	(1,779,801)	(2,089,076)
Class C	(80,653)	(105,547)
Class I	(1,322,258)	(1,557,020)
Class Y	(305)	(2,458)
Class Z	(14,227,491)	(16,715,136)
Total Distributions	(17,410,508)	(20,469,237)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,266,263	14,419,047
Class C	334,172	117,500
Class I	36,617,225	28,122,979
Class Y	10,013	-
Class Z	9,745,107	8,424,905
Distributions reinvested:
Class A	1,500,789	1,748,912
Class C	80,652	105,120
Class I	1,292,921	1,532,928
Class Y	178	358
Class Z	11,320,210	13,449,872
Cost of shares redeemed:
Class A	(15,258,758)	(18,175,368)
Class C	(1,498,621)	(1,725,354)
Class I	(30,938,436)	(31,161,999)
Class Y	(13,611)	(235,893)
Class Z	(72,999,063)	(68,853,552)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(50,540,959)	(52,230,545)
Total Increase (Decrease) in Net Assets	(70,451,693)	(135,872,236)
Net Assets ($):
Beginning of Period	696,634,461	832,506,697
End of Period	626,182,768	696,634,461

	Year Ended May 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	696,504	988,876
Shares issued for distributions reinvested	113,226	118,669
Shares redeemed	(1,152,630)	(1,274,643)
Net Increase (Decrease) in Shares Outstanding	(342,900)	(167,098)
Class Ca
Shares sold	25,663	7,820
Shares issued for distributions reinvested	6,088	7,127
Shares redeemed	(112,932)	(119,617)
Net Increase (Decrease) in Shares Outstanding	(81,181)	(104,670)
Class Ib
Shares sold	2,735,737	1,916,906
Shares issued for distributions reinvested	97,601	104,113
Shares redeemed	(2,323,230)	(2,197,455)
Net Increase (Decrease) in Shares Outstanding	510,108	(176,436)
Class Y
Shares sold	745	-
Shares issued for distributions reinvested	14	24
Shares redeemed	(1,032)	(15,643)
Net Increase (Decrease) in Shares Outstanding	(273)	(15,619)
Class Zb
Shares sold	732,132	563,301
Shares issued for distributions reinvested	853,933	912,358
Shares redeemed	(5,488,869)	(4,720,710)
Net Increase (Decrease) in Shares Outstanding	(3,902,804)	(3,245,051)

[a]	During the period ended May 31, 2023, 107 Class C shares representing $1,433 were automatically converted to 107 Class A shares.
[b]	During the period ended May 31, 2023, 31,165 Class Z shares representing $425,718 were exchanged for 31,188 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.66	15.22	14.82	14.94	14.81
Investment Operations:
Net investment income[a]	.33	.34	.36	.39	.44
Net realized and unrealized gain (loss) on investments	(.39)	(1.55)	.42	(.08)	.19
Total from Investment Operations	(.06)	(1.21)	.78	.31	.63
Distributions:
Dividends from net investment income	(.32)	(.33)	(.35)	(.39)	(.44)
Dividends from net realized gain on investments	(.01)	(.02)	(.03)	(.04)	(.06)
Total Distributions	(.33)	(.35)	(.38)	(.43)	(.50)
Net asset value, end of period	13.27	13.66	15.22	14.82	14.94
Total Return (%)[b]	(.38)	(8.08)	5.27	2.07	4.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.95	.96	.99	.98
Ratio of net expenses to average net assets	.93	.93	.96	.99	.98
Ratio of interest and expense related to floating rate notes issued to average net assets	.09	.03	.02	.06	.05
Ratio of net investment income to average net assets	2.48	2.27	2.36	2.62	3.00
Portfolio Turnover Rate	6.81	10.45	9.84	17.89	22.63
Net Assets, end of period ($ x 1,000)	70,232	76,968	88,286	85,874	80,780

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.66	15.22	14.81	14.94	14.80
Investment Operations:
Net investment income[a]	.23	.22	.24	.28	.33
Net realized and unrealized gain (loss) on investments	(.39)	(1.54)	.43	(.10)	.20
Total from Investment Operations	(.16)	(1.32)	.67	.18	.53
Distributions:
Dividends from net investment income	(.22)	(.22)	(.23)	(.27)	(.33)
Dividends from net realized gain on investments	(.01)	(.02)	(.03)	(.04)	(.06)
Total Distributions	(.23)	(.24)	(.26)	(.31)	(.39)
Net asset value, end of period	13.27	13.66	15.22	14.81	14.94
Total Return (%)[b]	(1.16)	(8.73)	4.47	1.22	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74	1.72	1.72	1.76	1.75
Ratio of net expenses to average net assets	1.71	1.70	1.72	1.76	1.75
Ratio of interest and expense related to floating rate notes issued to average net assets	.09	.03	.02	.06	.05
Ratio of net investment income to average net assets	1.70	1.48	1.59	1.86	2.24
Portfolio Turnover Rate	6.81	10.45	9.84	17.89	22.63
Net Assets, end of period ($ x 1,000)	4,056	5,284	7,478	8,790	9,609

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.65	15.21	14.81	14.94	14.80
Investment Operations:
Net investment income[a]	.36	.37	.39	.43	.47
Net realized and unrealized gain (loss) on investments	(.37)	(1.54)	.42	(.10)	.21
Total from Investment Operations	(.01)	(1.17)	.81	.33	.68
Distributions:
Dividends from net investment income	(.36)	(.37)	(.38)	(.42)	(.48)
Dividends from net realized gain on investments	(.01)	(.02)	(.03)	(.04)	(.06)
Total Distributions	(.37)	(.39)	(.41)	(.46)	(.54)
Net asset value, end of period	13.27	13.65	15.21	14.81	14.94
Total Return (%)	(.07)	(7.87)	5.53	2.24	4.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.72	.71	.75	.73
Ratio of net expenses to average net assets	.69	.70	.71	.75	.73
Ratio of interest and expense related to floating rate notes issued to average net assets	.09	.03	.02	.06	.05
Ratio of net investment income to average net assets	2.72	2.49	2.59	2.86	3.25
Portfolio Turnover Rate	6.81	10.45	9.84	17.89	22.63
Net Assets, end of period ($ x 1,000)	52,739	47,314	55,395	58,718	50,296

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended May 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.65	15.21	14.81	14.94	14.80
Investment Operations:
Net investment income[a]	.38	.35	.39	.43	.48
Net realized and unrealized gain (loss) on investments	(.42)	(1.56)	.43	(.09)	.20
Total from Investment Operations	(.04)	(1.21)	.82	.34	.68
Distributions:
Dividends from net investment income	(.33)	(.33)	(.39)	(.43)	(.48)
Dividends from net realized gain on investments	(.01)	(.02)	(.03)	(.04)	(.06)
Total Distributions	(.34)	(.35)	(.42)	(.47)	(.54)
Net asset value, end of period	13.27	13.65	15.21	14.81	14.94
Total Return (%)	(.29)	(8.06)	5.54	2.28	4.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.72	.70	.69	.70
Ratio of net expenses to average net assets	.69	.70	.70	.69	.70
Ratio of interest and expense related to floating rate notes issued to average net assets	.09	.03	.02	.06	.05
Ratio of net investment income to average net assets	2.72	2.50	2.61	2.89	3.27
Portfolio Turnover Rate	6.81	10.45	9.84	17.89	22.63
Net Assets, end of period ($ x 1,000)	10	14	253	1,744	3,910

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.66	15.22	14.82	14.94	14.81
Investment Operations:
Net investment income[a]	.36	.37	.39	.43	.47
Net realized and unrealized gain (loss) on investments	(.39)	(1.55)	.42	(.09)	.19
Total from Investment Operations	(.03)	(1.18)	.81	.34	.66
Distributions:
Dividends from net investment income	(.35)	(.36)	(.38)	(.42)	(.47)
Dividends from net realized gain on investments	(.01)	(.02)	(.03)	(.04)	(.06)
Total Distributions	(.36)	(.38)	(.41)	(.46)	(.53)
Net asset value, end of period	13.27	13.66	15.22	14.82	14.94
Total Return (%)	(.18)	(7.88)	5.50	2.29	4.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.74	.74	.77	.76
Ratio of net expenses to average net assets	.72	.72	.74	.77	.76
Ratio of interest and expense related to floating rate notes issued to average net assets	.09	.03	.02	.06	.05
Ratio of net investment income to average net assets	2.69	2.49	2.57	2.84	3.21
Portfolio Turnover Rate	6.81	10.45	9.84	17.89	22.63
Net Assets, end of period ($ x 1,000)	499,146	567,055	681,094	699,074	738,744

a Based on average shares outstanding.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon California AMT-Free Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

NOTES TO FINANCIAL STATEMENTS (continued)

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	8,277,873	-	8,277,873
Municipal Securities	-	618,271,157	-	618,271,157
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(20,455,000)	-	(20,455,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,425,635, accumulated capital losses $2,870,274 and unrealized depreciation $34,312,047.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2023. The fund has $40,940 of short-term capital losses and $2,829,334 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2023 and May 31, 2022 were as follows: tax-exempt income $16,996,029 and $19,263,994, ordinary income $9,037 and $93,256, and long-term capital gains $405,442 and $1,111,987, respectively.

(f) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of May 31, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2023, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..45% of the value of the fund’s average daily net assets and is payable monthly. Effective December 1, 2022, the Board approved a reduction in the management fee payable to the Adviser from an annual rate of .60% to an annual rate of .45% of the value of the fund’s average daily net assets. The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended May 31, 2022, there was no reduction in expenses pursuant to the Agreement.

The Adviser had contractually agreed from December 1, 2021 through November 30, 2022, to waive receipt of a portion of its management fee, in the amount of .05% of the value of the fund’s average daily net assets. On November 30, 2022, the Adviser terminated this waiver agreement. The reduction in expenses, pursuant to the undertakings, amounted to $166,060 during the period ended May 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .216% of the value of the fund’s average daily net assets. Effective December 1, 2022, the Board approved a reduction in the sub-adviser fee payable to the Sub-Adviser from an annual rate of .288% to an annual rate of .216% of the value of the fund’s average daily.

During the period ended May 31, 2023, the Distributor retained $24 from commissions earned on sales of the fund’s Class A shares and $2,260 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2023, Class C shares were charged $35,078 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2023, Class A and Class C shares were charged $178,092 and $11,693, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2023, Class Z shares were charged $216,598 pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2023, the fund was charged $121,557 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $39,104.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2023, the fund was charged $9,625 pursuant to the custody agreement. These fees were partially offset by earnings credits of $5,981.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2023, the fund was charged $7,505 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2023, the fund was charged $19,511 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $239,979, Distribution Plan fees of $2,614 Shareholder Services Plan fees of $15,752, Custodian fees of $4,497, Chief Compliance Officer fees of $4,924 and Transfer Agent fees of $29,569.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended May 31, 2023, amounted to $43,481,820 and $100,025,710, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2023, was approximately $21,194,726, with a related weighted average annualized interest rate of 2.85%.

At May 31, 2023, the cost of investments for federal income tax purposes was $640,406,077; accordingly, accumulated net unrealized depreciation on investments was $34,312,047, consisting of $4,155,412 gross unrealized appreciation and $38,467,459 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon California AMT-Free Municipal Bond Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The fund is not required to have, nor were we engaged to perform, an audit of the fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 21, 2023

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during the fiscal year ended May 31, 2023 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), except $7,571 that is being reported as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024. Also, the fund hereby reports $.0085 per share as a long-term capital gain distribution paid on December 23, 2022.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joni Evans (81)

Board Member (1985)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, President (February 2023-Present)

• Orchard Island Club, golf and beach club, Governor (2016-February 2023)

No. of Portfolios for which Board Member Serves: 39

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (63)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (72)

Board Member (1991)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

Benaree Pratt Wiley (77)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of BNY Mellon. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since April 2015.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 106 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DCAAX Class C: DCACX Class I: DCMIX Class Y: DCAYX Class Z: DRCAX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6124AR0523

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,204 in 2022 and $36,928 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,304 in 2022 and $13,306 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2022 and $3,342 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2022 and $8,158 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,246 in 2022 and $2,231 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,224,030 in 2022 and $1,767,321 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon California AMT-Free Municipal Bond Fund, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: July 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

        President (Principal Executive Officer)

Date: July 18, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: July 18, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)